Exhibit 99.1

Washington, D.C. Money Show August 12, 2005 Medical Properties Trust

Safe Harbor Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995.

MPT Accomplishments $243 million operating facilities $200 million under development $95 million near-term pipeline Average unleveraged base yield of 10.28% Plus average annual increases of > 2.4% or CPI Plus percentage rents (where applicable) Fully invested 13.7% ROE growing to 18.5% ROE $0.64 annualized for 2Q05 with significant growth potential $233 million from 144A Private Placement $129 million from IPO Net Proceeds Committed Investments of over $500 million Significant Unleveraged Yields Substantial ROE & Dividend Growth

Competitive Strengths Unique Alternative Healthcare Investment Opportunity MPT invests in long-term triple-net leased healthcare facilities Experienced management team that combines healthcare operations and real estate expertise Partnerships with local physicians align interest Favorable healthcare demographic trends project high growth in demand for services $26 billion of healthcare construction spending in 2004, generating significant capital demands Source for 2004 healthcare construction spending estimate: Centers for Medicare & Medicaid Services (CMS), February 2005.

Market Opportunity As a percentage of the population, senior citizens age 65 and over are expected to increase to 19.6% in 2030, up from 12.4% in 2000, or an increase of 58% We're Not Getting Any Younger Source: U.S. Bureau of the Census Projected U.S Population Change for Seniors, 2000 - 2030

Market Opportunity (cont'd) Source: Healthcare Expenditure data released Feb. 2005 from CMS (2004 is the first projected year, prior years are actual); GDP data from U.S. Department of Commerce, Bureau of Economic Analysis (1990-2003). GDP projected at 5.1% growth rate (10-year hist. average). Healthcare Spending Is Growing Significantly In 2003 $1.7 trillion or 15% of GDP was spent on healthcare in the U.S. and is expected to increase to $3.1 trillion or 18% of GDP by 2012 1990 - 2003 CAGR = 7.0% 2003 - 2012 Projected CAGR = 7.2% Actual and Projected U.S. Healthcare Expenditures, 1990-2012

Portfolio Characteristics Triple net-leased facilities that generally require physician admittance Types of facilities Rehabilitation hospitals Long-Term Acute Care (LTAC) Hospitals/Skilled Nursing Facilities Regional and community hospitals Women and children's hospitals Other single discipline facilities Ambulatory surgery centers General acute care hospitals Facilities Are Net-Leased to Experienced Operators

Unique Portfolio Composition MPT concentrates primarily on acute care, inpatient rehab and long-term acute care hospitals Higher operating margins in target facilities versus other healthcare REIT's Unique Among Healthcare REITS Pro forma, weighting by investment ($). Publicly traded healthcare REIT's based on number of owned facilities. Source: SEC filings. Publicly traded healthcare REIT's based on number of owned facilities. Source: SEC filings. Publicly traded healthcare REIT's based on number of owned facilities. Source: SEC filings.

Management Steve Hamner Executive Vice President and Chief Financial Officer Emmett McLean Executive Vice President and Chief Operating Officer Mike Stewart Executive Vice President and General Counsel Founder, Executive Vice President and CFO of MPT Former Managing Director of Transaction Analysis LLC Former Vice President and CFO of United Investors Trust Founder, Executive Vice President, COO, and Treasurer of MPT Former Senior Vice President - Development, Secretary, Treasurer, and Board member to PsychPartners, LLC Former CFO of Diagnostic Health Corporation Executive Vice President and General Counsel of MPT Former Vice President and General Counsel of Complete Health Services and United Health Services of the South Founder and CEO of MPT Former President and CEO of Guilford Medical Properties Former President and COO of Guilford Capital Corporation Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer William G. McKenzie Vice Chairman Founder and Vice Chairman of MPT President and CEO of Gilliard Health Services Inc.

Disciplined Underwriting Experienced management team with real estate and healthcare expertise Markets with attractive demographics and growth characteristics Physician involvement and partnerships where applicable Tenant strength / experience Facility profitability (historical and projected) Occupancy and patient / payor mix Fixed charge (lease coverage) ratios Replacement cost analysis / financial analysis / appraisals Carefully monitor the construction process Hands-On Facility Level Underwriting

Current Portfolio

Pending Transactions/ Near-Term Pipeline

Geographically Diverse Portfolio Healthcare Facilities Located in 9 States Healthcare Facilities Located in 9 States Owned Facilities Near-Term Pipeline Probable Facilities

Desert Valley Hospital - Victorville, CA Desert Valley Hospital - Victorville, CA 88 bed community hospital $28 million cost Integrated 50,000 s.f. MOB 15-year lease, 10% base rent, annual rent escalators > 2% or CPI Leased to an experienced incumbent operator High rent coverage Estimated 2006 ROE (1) 15.8% Relationship led to two additional acquisition opportunities (1) 2006E ROE calculated using the base lease rate with the effect of the annual escalator of 2.0% and assumes 60% LTV financed at 6.5%

Town and Country Hospital - Houston, TX Town and Country Hospital - Houston, TX March 2005 March 2005 March 2005 Community Hospital 105 bed facility, $43.1 million cost 85 physicians, $6 million investment Expected completion October 2005 10.75% lease rate, annual rent escalators >2.5% or CPI, 15-year lease with three 5-year renewal options, plus rent accrued during construction Estimated 2006 ROE (1) 17.8% (1) 2006E ROE calculated using the base lease rate with the effect of the annual rent escalator of 2.5% and 2.0% for the Hospital and MOB respectively and assumes 60% LTV financed at 6.5%. Medical Office Building $20.9 million cost, expected completion 3Q05 Master leased by the hospital 80% pre-leased to physicians (100% with pending lease) 9.65% lease rate, annual rent escalators > 2.0% or CPI, 10-year lease with three 5-year renewal options, plus rent accrued during construction Estimated 2006 ROE (1) 14.9%

Vibra Portfolio Real Estate $127.4 million, six hospital portfolio purchased 3Q04 (4 Rehab; 2 LTAC) 465 total beds located in 5 states 15-year leases, 10.25% initial lease rate, plus 2.5% annual rent increases Acquisition Loan $41.4 million loan to Vibra at 10.25% Lease rate increases to 12.23% rate beginning 3Q05 Percentage rents - 2% over $110 million in revenue Brad Hollinger, CEO of Vibra Extensive knowledge of existing assets; experienced operator Combined estimated 2006 Portfolio ROE (1) 18.7% (1) 2006E ROE calculated using the base lease rate with the effect of the annual rent escalator of 2.5% plus percentage rents, and assumes 60% LTV financed at 6.5% San Joaquin, CA Bowling Green, KY New Bedford, MA Marlton, NJ Marlton, NJ Marlton, NJ

Financial Highlights Consistent growing dividend - 6.4% current annualized on 144A price Track record of paying dividends each quarter since our first full quarter of operations Policy of paying out 90% to 100% adjusted funds from operations Dividend Policy * Record date 6/20/05, payable 7/14/05

Selected Publicly-Traded Healthcare REITs Summary of Selected Publicly-Traded Healthcare REITs Source: Stifel, Nicolaus & Company; as of July 29, 2005 Equity Price/ Price/ AFFO Mkt Cap Div. 2006E 2006E Payout Company ($MM) Yield FFO AFFO Ratio Health Care Property Investors, Inc. $3,742 6.0% 14.8x 15.1x 96% Ventas, Inc. 3,324 4.5% 14.0x 14.4x 74% Health Care REIT, Inc. 2,107 6.3% 12.8x 13.7x 92% Healthcare Realty Trust, Inc. 1,951 6.5% 15.5x 15.4x 107% Nationwide Health Properties, Inc. 1,683 5.9% 13.6x 13.3x 81% Omega Healthcare Investors, Inc. 712 6.3% 13.0x 12.6x 86% Universal Health Realty Income Trust 414 6.3% 13.0x 13.0x 83% LTC Properties, Inc. 542 5.6% 13.4x 13.7x 82% Windrose Medical Properties Trust 209 5.9% 11.9x 14.0x 102% Average 6.2% 13.3x 13.7x 85%

Investment Highlights Substantial fully invested ROE of 13.7% growing to 18.5% Attractive lease rates with annual increases - generally over 10% with annual escalators Significant dividend - $0.64 current annualized dividend and growing Experienced management team - real estate and development expertise Unique investment alternative among healthcare REITs Partnerships with local physicians - aligned interests High-quality, geographically diversified portfolio - high percentage of new facilities Favorable healthcare trends, including demand for new construction Significant earnings growth as developments come on line and begin paying rent

Medical Properties Trust